UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 22, 2024

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant (“KonaTel”), and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile” (“IM Telecom” or “Infiniti Mobile”).

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Membership Interest Purchase Agreement

On January 22, 2024 (the “Effective Date”), KonaTel and IM Telecom entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Excess Telecom, Inc., a Nevada corporation (“Excess”). Pursuant to the Purchase Agreement, KonaTel agreed to sell 100% of KonaTel’s membership interest in IM Telecom (the “Membership Interest”) to Excess for an aggregate purchase price of $10,000,000 (the “Initial Purchase Price”). The executed Purchase Agreement and the related agreements described below under this Section 1 (the “Transaction Documents”) have been deposited in escrow with legal counsel for Excess pending the “Initial Closing.” Under the terms of the Purchase Agreement, the sale of the Membership Interest is to occur in two (2) closings. Subject to the terms and conditions of the Purchase Agreement, on the Initial Closing Date, which shall be the date that is two (2) Business Days following Excess’ receipt from Universal Service Administrative Company (“USAC”) of its January 2024 account receivable in connection with the ACP Connectivity Program (an FCC Communications Commission [“FCC] benefit program that helps ensure that households can afford broadband for various uses [respectively, the “ACP Connectivity Program” or “ACP”]), KonaTel shall sell, transfer and deliver certain Class A Units in IM Telecom, which Class A Units have a Membership Percentage Interest of Forty-Nine Percent (the “49% Interest” or the “Class A Units”) of IM Telecom to Excess, and Excess shall purchase all of KonaTel’s right, title and interest in and to such 49% Interest (respectively the “Initial Closing” and the “Initial Closing Date”) in consideration of $10,000,000.

Payment of the Purchase Price shall be made as follows and as more fully discussed below: (i) $1,000,000 within one (1) Business Day of the Effective Date (the “Deposit” [paid January 23, 2024]); (ii) on the Initial Closing Date, the Initial Purchase Price ($10,000,000 [received on January 30, 2024]) minus the $1,000,000 Deposit; the Closing Liabilities of approximately $5,201,855, subject to per diem adjustments (the “CCUR Loan” principal of $3,650,000, if paid by January 29, 2024, along with accrued interest of approximately $52,925 and attorney’s fees of $11,585; and approximately $1,462,345 in principal and $25,000 in attorney’s fees of $25,000 owed to “ACP Financing” [the “Secured Debt”]); the Holdback Amount (“$1,000,000”); and two-thirds (2/3rds of the Finder’s Fee Payment ($250,000); (iii) and if on or before December 31, 2024, the ACP Connectivity Program is renewed by Congress for a duration of greater than four (4) months (the “ACP Renewal Condition”), Excess will pay KonaTel the additional sum of $5,000,000 (the “ACP Renewal Earnout), less the balance of the Finder’s Fee Payment (approximately $125,000); and at the Final Closing, Excess will pay KonaTel the sum of $100.00 for the remaining Fifty-One Percent (51%) of the Membership Percentage Interest in IM Telecom. Excluding the ACP Renewal Earnout payment of $5,000,000, KonaTel will have received a net of approximately $3,548,145 (which includes the $1,000,000 Deposit paid on January 23, 2024) on the Initial Closing Date and will have satisfied all of its Secured Debt referenced above. KonaTel’s miscellaneous transaction fees and legal fees will also be paid out of the Initial Purchase Price.

The Purchase Agreement requires that $1,000,000 of the sale proceeds at the Initial Closing to be held back by Excess and retained by Excess pending resolution of certain liabilities of IM Telecom and the performance of certain obligations of KonaTel following the Initial Closing. These liabilities and obligations generally include resolution of non-material potential infractions of which IM Telecom has been notified of by the FCC, the assignment of real estate leases from IM Telecom to KonaTel and any present or future employment or tax matters that arise prior to or after the date of Initial Closing. The holdback provisions include a process for the parties to agree upon a closing settlement statement to address any charges, fees, taxes or penalties that may arise within 180 days of the Initial Closing date and upon final settlement by the parties, any remaining funds will the paid over to KonaTel.

The Purchase Agreement also requires that KonaTel obtain security interest releases of IM Telecom from credit facilities to which IM Telecom is bound and such releases have been obtained. In obtaining such security interest releases, KonaTel will pay or has paid all amounts owed to CCUR Holdings, Inc., a Delaware corporation and its loan participants under a credit facility pursuant to the Note Purchase Agreement, dated as of June 14, 2022 in the approximate outstanding principal amount of $3,681,660 (subject to per diem adjustment [the “CCUR Loan”]), which payment will be or has been made from the sale proceeds received from Excess under Initial Closing of the Purchase Agreement. See the 8-K Current Report dated June 14, 2022, and filed with the SEC on June 21, 2022, and the 8-KA Current Report dated June 14, 2022, and filed with the SEC on June 7, 2023, regarding the CCUR Loan, and which are Hyperlinked in Section 9-Financial Statements and Exhibits, Item 9.01 Financial Statements and Exhibits (“Item 9.01”), below, and are incorporated herein by reference.

KonaTel will continue to operate Infiniti Mobile under the licenses held by IM Telecom as the 51% majority owner of IM Telecom while the parties seek FCC approval and applicable state approvals for the final sale of the remaining Membership Interest. The FCC approval process is expected to take up to one (1) year or longer. During this time, KonaTel will remain the 51% majority equity owner of IM Telecom.

Upon the Initial Closing, KonaTel will cause certain tangible and intangible assets of IM Telecom (such as all furnishings, fixtures and equipment and the tradename of “Infiniti Mobile” and “Lifeline+”) to be transferred and assigned to KonaTel. KonaTel will use such assets for the purpose of continuance of the brand “Infiniti Mobile.” The only material asset of IM Telecom following the Initial Closing and transfer of the assets above to KonaTel will be its current licenses and permits (collectively the “Licenses”) to continue to operate its Lifeline Program, which is administered by the USAC pursuant to authorizations, certificates, designations and registrations from the FCC, and eleven (11) states (the “Lifeline Business”); and providing Infiniti Mobile prepaid wireless phone services throughout the United States through online marketing, affiliate programs and through distributors to low-income customers that qualify for the Lifeline Program and Affordable Connectivity Program and wireless phone services (the Lifeline Business and the “ACP Business” may be referred to hereinafter collectively the “Business”). For purposes of ensuring the ongoing Infiniti Mobile sales, KonaTel will transfer all of the employees of IM Telecom as of the Initial Closing date to KonaTel, and such employees will become direct employees of KonaTel.

Following the Initial Closing, the Purchase Agreement requires that KonaTel and Excess cooperate with each other and use reasonable best efforts to obtain the necessary federal and state governmental approvals for a change in control of IM Telecom (collectively, the “Approvals”) for the sale of all the Membership Interest to Excess. Excess will bear the cost of preparing all filings and submissions for obtaining the Approvals, including legal fees associated therewith. Additionally, IM Telecom has filed for twenty-six (26) additional state Lifeline approvals and will continue to pursue these approvals for the use of the current and new licenses by KonaTel under the Infiniti Mobile brand. The second closing under the Purchase Agreement (the “Final Closing”) is conditioned on obtaining the Approvals, among other customary closing conditions. In the event that Excess is unable to procure the Approvals, Excess may, in its sole discretion, wait for the Approvals without any deadline or outside date; or assign its rights and interests under the Purchase Agreement and related transaction documents to any third party.

After the Initial Closing until the Final Closing, Excess and KonaTel will (x) conduct the business of the IM Telecom in the ordinary course of business consistent with past practice and the terms of an interim management agreement; and (y) use reasonable best efforts to maintain and preserve intact the IM Telecom’s current organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its customers, lenders, suppliers, regulators and others having relationships with the IM Telecom.

The Purchase Agreement requires that KonaTel refund the Initial Purchase Price paid by Excess only if, prior to the Final Closing of the remaining 51% interest in IM Telecom, (i) the License from the FCC to operate the Lifeline Business is revoked by the FCC solely due to KonaTel’s failure to operate its business in compliance with the terms of such License, (ii) KonaTel terminates or is purported to terminate the Purchase Agreement, or (iii) KonaTel’s Default in any of its obligations

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under the Purchase Agreement necessary to effectuate the Initial or Final Closing or any conditions precedent thereto; provided, that, the failure by Excess to obtain the Approvals not arising from or in connection with any act or omission of a KonaTel, will not be a Refundable Termination Event. KonaTel’s “Default” means KonaTel’s breach of, default under, or inaccuracy or incompleteness in, any representation, warranty, covenant, or agreement contained in this Agreement or any other document or instrument to be delivered pursuant to the terms of this Agreement, following the expiration or termination of any applicable cure period, if any, with respect to covenants and agreements in the instance such breach or default with respect to a covenant or agreement is capable of cure. Except as provided in the termination provision(s) of the Purchase Agreement, summarized above, if the FCC does not approve Excess’ acquisition of IM Telecom (i.e., transfer of majority ownership of IM Telecom from KonaTel to Excess), KonaTel shall NOT be obligated to refund any portion of the Purchase Price or Excess’s associated costs for this transaction, and KonaTel shall continue to own 51% of the equity interest in IM Telecom.

Upon satisfaction (or waiver) of the closing conditions for the Final Closing and as indicated above, Excess is required to pay KonaTel $100.00 for the remaining 51% of the Membership Interest. After the Final Closing, KonaTel will continue to serve its customers and procure new customers using its tradenames of “Infiniti Mobile” and “Lifeline+” under the Licenses of IM Telecom pursuant to a Master Distribution Agreement between IM Telecom and KonaTel (the “Distribution Agreement”), which has been signed by each party and will become effective as of the date of Final Closing and which is discussed further below.

A $375,000 finder’s fee is also payable from the proceeds of the Purchase Price to a party not affiliated with KonaTel, IM Telecom or Excess in the manner provided above.

The Purchase Agreement also contains various customary provisions regarding Efforts and Further Assurances; Expenses; Notices; Binding Agreement and Assignment; No Third Party Beneficiaries; Indemnification; Specific Performance; Severability; Captions; Entire Agreement; Counterparts; Amendment and Modification and Waiver; Successors and Assigns; Governing Law, Jurisdiction and Venue; Attorney Fees; Interpretation; Time of the Essence; and Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in Item 9.01 below, and should be fully considered in reviewing the foregoing summary.

Although there is strong bipartisan support for extension of the ACP Connectivity Program, the FCC is taking steps to inform customers of upcoming deadlines.  Because funding is needed for the extension, we suggest further reading on this topic to be fully informed on the progress of Congress to extend the program at:  https://docs.fcc.gov/public/attachments/DOC-399712A1.pdf

Management Agreement

As of the Initial Closing date of January 18, 2024, management of IM Telecom will be conducted pursuant to a management agreement (the “Management Agreement”) until the earlier of the date of Final Closing or 99 years. KonaTel and Excess desire and intend that the Management Agreement and the performance of the services thereunder comply fully with all applicable laws, including without limitation, applicable telecommunications laws and regulations, and that the Management Agreement will be interpreted and applied in such a manner as is consistent with all such laws and regulations. If the FCC or any state body of competent jurisdiction determines that any provision of the Management Agreement violates any communications licenses or the applicable telecommunications laws and regulations, KonaTel and Excess will use their reasonable best efforts to immediately bring the Management Agreement into compliance therewith, consistent with the non-violative terms and provisions of the Management Agreement. KonaTel and Excess agree that nothing in the Management Agreement is intended to give Excess any right that would be deemed to constitute a transfer by IM Telecom of “control” (as defined in applicable telecommunications laws and regulations) of its Business, any or all of its Licenses, or of one or more of its communications licenses to Excess.

Pursuant to the Management Agreement, a manager, acting as an independent contractor, will perform certain services such as managing the Business, filing FCC forms for the collection of reimbursements from USAC and state Lifeline administrators and collecting the amounts owed by the IM Telecom’s customers, preparing and filing applications, submissions, correspondence, reports and other documents that are required or necessary to be filed with any governmental authority with respect to the Business of IM Telecom, other than tax returns and for the payment of any and all liabilities arising in connection therewith. In addition, the manager will have authority and responsibility on all regulatory, legality and compliance issues, including initial enrollment standards, customer transfers (subject to KonaTel’s obligations in connection with KonaTel’s customers) and submission of claims for federal or state reimbursements from USAC or any other governmental body or the administrator of such governmental bodies; provided, that all such activities shall be undertaken in a commercially prudent manner and the manager is not permitted to take any actions that would cause the Licenses to be terminated, suspended or otherwise lapse.

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The Management Agreement also provides for the receipt and distribution of proceeds that IM Telecom receives for its own account resulting from the operation of the Business, including, without limitation, any funds received for claims for reimbursements from the USAC under the Lifeline Business or the Affordable Connectivity Program. The distribution of the proceeds above to KonaTel and Excess will generally occur on a monthly basis as such proceeds are received by IM Telecom. In addition, the Management Agreement provides for the apportionment of certain expenses of the IM Telecom operations between KonaTel and Excess in an equitable manner so as to segregate the operating expenses and sales and use taxes for administration of business activities relating to their respective customers.

KonaTel will remain liable and responsible for, and is required to pay, perform and discharge fully and timely when due, all costs and expenses incurred by, or undertaken in connection with, the KonaTel’s customers under the IM Telecom License, including, without limitation, all losses, liabilities, damages, actions, claims, obligations, fines, costs, interest charges, lease, contract or rental payments, professional fees and other expenses of operation that exist, have existed, or have arisen or accrued with respect to IM Telecom or KonaTel or its business. Similarly, Excess is liable and responsible for, and will pay, perform and discharge fully and timely when due, all costs and expenses incurred by, or undertaken in connection with its customers, including, without limitation, all losses, liabilities, damages, actions, claims, obligations, fines, costs, interest charges, lease, contract or rental payments, professional fees and other expenses of operation that have arisen or accrued with respect to its customers.

The Management Agreement also contains various additional provisions. A copy of the Management Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference in Item 9.01 below, and should be fully considered in reviewing the foregoing summary. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Management Agreement.

Master Distribution Agreement

On January 18, 2024, KonaTel, IM Telecom and Excess Telecom Inc. also executed a Master Distribution Agreement (the “Distribution Agreement”), the term of which will commence upon the Final Closing under the Purchase Agreement referenced above for a period of not less than ten (10) years. Pursuant to the Distribution Agreement, IM Telecom engages KonaTel as a master distributor of IM Telecom’s wireless services, products, Lifeline services, Affordable Connectivity Program (“ACP”) services to potential customers and such other ancillary services relating to Lifeline and ACP services offered to KonaTel’s customers under the Licenses held by IM Telecom (the “Services”). These Services provided by KonaTel will be offered under the Infiniti Mobile brand. The Services provided by KonaTel under the Distribution Agreement will be marketed under the Infiniti Mobile tradename and service mark, and the Infiniti Mobile Services are made exclusive to KonaTel under this Distribution Agreement.

During the term of the Distribution Agreement, under the brand name of Infiniti Mobile owned by KonaTel, KonaTel has the right to, (i) facilitate the enrollment of customers in the IM Telecom program under the Licenses held by IM Telecom, (ii) provide areas to display “point of sale” materials for implementing the IM Telecom program and procuring customers for KonaTel thereunder, (iii) implement and maintain reasonable physical, technical, administrative, and organizational safeguards to protect against unauthorized access to, or unauthorized destruction, use, modification, or disclosure of, confidential information, (iv) procure compatible devices and tablets in accordance with FCC and USAC rules and regulations, and (v) to activate service for KonaTel’s customers under the Infiniti Mobile brand and on the appropriate network(s) of KonaTel’s underlying cellular carrier(s).

Either Excess and IM Telecom, on the one hand, or KonaTel, on the other hand, may terminate the Distribution Agreement for the other’s material breach of the Distribution Agreement unless such breach is cured within the applicable cure period.

After any termination of the Distribution Agreement, KonaTel will be entitled to: (i) receive, the unpaid amounts payable under Distribution Agreement as of the date of termination to the extent actually received by IM Telecom, (ii) to continue to receive each month, for not more than three (3) years, the recurring compensation as provided for each valid customer secured by KonaTel during the term of the Distribution Agreement so long as (a) such customer remains active including having usage; and (b) Excess and/or IM Telecom continues to receive state and federal Lifeline or ACP funding for such customer (and IM Telecom or Excess, as applicable, agree not to intentionally cease to allow receipt of such funding), and (iii) transition the customers in clause (ii) above to another ACP or LifeLine program over such three [3] year period.

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KonaTel’s compensation under the Distribution Agreement is 100% of the amount of funds (revenue) collected from the Lifeline and ACP reimbursement funds each month for each customer acquired by the KonaTel less the IM Telecom flat monthly fee amounts for the applicable number of customers for the applicable calendar month period and expenses incurred by IM Telecom in the provision of IM Telecom products and wireless services to the customers acquired by KonaTel. The flat monthly fee amounts to be paid by KonaTel are generally based on the number of KonaTel customers under the IM Telecom license platform as follows: $10,000, if less than 100,000 KonaTel customers; $20,000 if 100,000 KonaTel customers, but less than 250,000 KonaTel customers; and $30,000 if 250,000 KonaTel customers (the “KonaTel Flat Fee”). The KonaTel Flat Fee amounts above will be determined on a monthly basis and based on the applicable number of the KonaTel customers for such monthly period.

The Distribution Agreement also contains various additional provisions. A copy of the Distribution Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference in Item 9.01 below, and should be fully considered in reviewing the foregoing summary. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Management Agreement.

Amended and Restated Operating Agreement

On January 18, 2024, KonaTel and Excess have entered into an Amended and Restated Operating Agreement for IM Telecom (the “Operating Agreement”) to document the respective ownership of the Membership Interest. Pursuant to the Operating Agreement, KonaTel owns 51% of the Membership Interest in IM Telecom and Excess owns 49% of the Membership Interest in IM Telecom. The Operating Agreement provides that cash proceeds that IM Telecom receives for its own account resulting from the operation of the Business of IM Telecom, including, without limitation, any funds received for claims for reimbursements from USAC under the Lifeline Program administered by USAC and state Lifeline administrators (and any funds received under the Affordable Connectivity Program) and any other amounts owed or paid by IM Telecom’s customers, any sale, exchange, or other dispositions of property, including condemnation or casualty will be distributed to KonaTel and Excess. Such proceeds will be apportioned between KonaTel and Excess based on receipts arising from their respective customers and subscribers under the IM Telecom platform as opposed to the equity Membership Interest percentages of KonaTel and Excess in IM Telecom. The payment of such proceeds will be adjusted for (i) operating charges and expenses (which shall not include any depreciation or amortization deductions) included in computing tax profits and losses, (ii) the payment of all expenses of IM Telecom incident to the transactions resulting in such proceeds, (iii) the payment of debts and liabilities of IM Telecom then due and outstanding, and (iv) the establishment of any reserves that Excess reasonably elects to maintain subject to certain terms therein.

As of January 18, 2024, KonaTel and Excess are the only members of IM Telecom under the Operating Agreement (each a “Member” and collectively the “Members”). Following the Initial Closing under the Purchase Agreement, the parties acknowledge that the effect of Purchase Agreement will result in Excess having a book capital account of $15,000,000, and KonaTel having a book Capital Account of $0.00.

Pursuant to the Operating Agreement, IM Telecom will be managed in accordance with the operational terms in the Management Agreement described above. In general and subject to certain terms under the Operating Agreement, no Member, acting solely in the capacity as a Member, is permitted to participate in the management or conduct of the IM Telecom’s business, operations or affairs, except with respect to those matters requiring the approval of Members whose aggregate percentage Membership Interests in IM Telecom equals or exceeds Seventy-Five Percent (75%) of all Membership Interests or any other vote, consent or approval of the Members as expressly set forth in the Operating Agreement or applicable law.

The Operating Agreement allows each Member (KonaTel and Excess) to engage or invest in any activity even if it directly or indirectly competes with IM Telecom, and neither IM Telecom nor any Member shall have any right in or to such other activities or to the income or proceeds derived by such parties outside the business of IM Telecom. For a period of three (3) years after a Member is no longer a Member of IM Telecom (the “Restricted Period”), such Member may not directly or indirectly do any of the following: (i) intentionally solicit, call on, divert, take away, influence or induce any of the other Member’s (the “Other Member”) (a) clients, customers or distributors or prospective customers or distributors (wherever located) with respect to goods, products or services that are competitive with the Other Member’s business, or (b) suppliers or vendors or prospective suppliers or vendors (wherever located) to supply materials, resources or services to be used in connection with goods or services that are competitive with those of the Other Member’s business, or in a manner that would materially and

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adversely affect the Other Member’s relationship with such persons; (ii) hire, solicit, or take away any person or entity who or which was an employee of or service provider or consultant to the Other Member within the twelve (12) month period prior to the date of such hiring, solicitation or taking away, or is or becomes at any time during the Restricted Period an employee or service provider or consultant of the Other Member or any of its affiliates or related parties; or (iii) directly or indirectly assist any person or entity to take or attempt or offer to take any of the foregoing actions; provided, the foregoing provisions will not be deemed or construed to restrict general solicitations that may, without specific intent, violate the foregoing terms above.

In general, the other operational and tax matters in the Operating Agreement require the cooperation of the Members. However, the approval of KonaTel is required for any amendment to the Purchase Agreement, the Management Agreement or any compromise of any claim on behalf of IM Telecom with respect to a breach by Excess under the Purchase Agreement or the Management Agreement. In managing the Business and day-to-day affairs of IM Telecom and in carrying out the respective duties of the Members in connection therewith, the members are required to act in good faith.

Distributable proceeds resulting from ordinary operations of the IM Telecom will be specifically allocated and distributed to KonaTel and Excess in proportion to their respective entitlement to the distributions of cashflow pursuant to and under the Management Agreement.

In general, no Member may transfer, for consideration or by way of gift, bequest or otherwise, all or any part of its Membership Interest, whether or not any change in record or beneficial ownership occurs, nor may all or any part of his, her or its Membership Interest be made subject to execution, attachment or similar process, either voluntarily, involuntarily or by operation of law without the approval of the Members. However, under certain circumstances, the Members may transfer economic interests in IM Telecom to third parties. Upon the Member’s approval, IM Telecom may be dissolved.

The Members of IM Telecom expect and intend applicable taxing authorities to treat IM Telecom as a partnership for income tax purposes. Under the Operating Agreement, the Members agree that they shall not (i) take a position, or make any assertion, on any federal, state, local or other Tax return that is inconsistent with such expectation or intent, or (ii) make any election or do any act or thing that could cause IM Telecom to be treated as other than a partnership for income tax purposes. The Operating Agreement includes customary terms for arbitration of disputes, tax reporting, indemnification and maintenance and review of books and records of IM Telecom.

The Operating Agreement also contains various additional provisions. A copy of the Operating Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference in Item 9.01 below, and should be fully considered in reviewing the foregoing summary. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Management Agreement.

Other Matters

Sale of Tempo Telecom Contract Rights

On January 24, 2023, KonaTel entered into a non-material Membership Interest Purchase Agreement to acquire 100% of Tempo Telecom, LLC, a Georgia limited liability company, an Eligible Telecommunications Carrier (“ETC”), authorized to provide Lifeline services in twenty-one (21) states (respectively, the “Tempo Purchase Agreement” and “Tempo”), the closing of which is subject to the approval of the FCC and applicable state and other governmental agencies, among other conditions.

On April 6, 2023, pursuant to a Purchase of Contract Rights Agreement between KonaTel and Insight Mobile, Inc., a Delaware corporation (respectively, the “Insight Mobile Agreement” and “Insight Mobile”), KonaTel and Insight Mobile executed and delivered an Assumption of Membership Interest Purchase Agreement (the “Assignment Agreement”), which is being held in escrow by counsel for Insight Mobile (the “Escrow Agent”) pending satisfaction of all conditions to the Closing of the Purchase Agreement, and whereby Insight Mobile has agreed to pay KonaTel a Purchase Price of $4,500,000 for KonaTel’s “Contract Rights” under the Tempo Purchase Agreement. Filings for FCC approval of the Tempo Purchase Agreement and the Assignment Agreement were filed with the FCC in May, 2023, and such approvals generally require approximately one (1) year or more to obtain.

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Nothing contained in this Current Report related to the agreements with Excess has any effect on the rights of KonaTel to the $4,500,000 Purchase Price under the Insight Mobile Agreement and the Assignment Agreement. For additional information on the Insight Mobile Agreement and the Assignment Agreement, see the 8-K Current Report dated April 6, 2023, and filed with the SEC on April 17, 2023, which is Hyperlinked in Item 9.01 below and is incorporated herein by reference.

On January 23, 2024, Insight Mobile exercised its rights under Section 1.07 of the referenced Membership Interest Purchase Agreement regarding a “Notice of Extension of Closing Condition-Governmental Approvals, seeking an extension of 180 days for closing or such longer period as may be required to satisfy the required Governmental Approvals to closing.

ACP Financing Installment Sale Agreement

Effective December 18, 2023, KonaTel and IM Telecom, as Purchasers, entered into an Installment Sale Agreement (the “Installment Sale Agreement”) with ACP Financing VII Limited Liability Company, a Texas limited liability company (“ACP Financing”), as Seller, pursuant to which Seller has agreed to purchase new and refurbished cellular devices for distribution through the Purchaser’s distribution network to Affordable Connectivity Program Federal Lifeline and California Lifeline eligible consumers, such devices operating on 4G or better technology platforms or any such other consumer technology equipment upon the mutual agreement of Seller and Purchaser (the “Devices”), and to sell such Devices to Purchaser. KonaTel plans to novate this Installment Sale Agreement to its use following the payment of any outstanding amounts owed to ACP Financing on the Initial Closing of the Purchase Agreement with Excess. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Installment Sale Agreement. For additional information on the Installment Sale Agreement, see the 8-K Current Report dated December 18, 2023, and filed with the SEC on December 22, 2023, which is Hyperlinked in Item 9.01 below and is incorporated herein by reference. The total liability of KonaTel under the Installment Sale Agreement at January 29, 2024, is approximately $1,462,345 in principal and an additional $25,000 in attorney’s fees, which is referenced above under the description of the Initial Closing Date of the Purchase Agreement between KonaTel and Excess.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Membership Interest Purchase Agreement
10.2	Management Agreement
10.3	Master Distribution Agreement
10.4	Amended and Restated Operating Agreement

8-K Current Report dated June 14, 2022, and filed with the SEC on June 21, 2022 (CCUR Loan)

8-KA Current Report dated June 14, 2022, and filed with the SEC on June 7, 2023 (CCUR Loan)

8-K Current Report of the Company dated April 6, 2023, and filed with the SEC on April 17, 2023 (Insight Mobile Agreement-Assignment Agreement-Tempo)

8-K Current Report dated December 18, 2023, and filed with the SEC on December 22, 2023 (ACP Financing Installment Sale Agreement)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: January 30, 2024	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman and Chief Executive Officer

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